EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report on Form 10-Q of DoubleClick Inc. (the “Company”) for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Bruce Dalziel, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

(1)	The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRUCE DALZIEL Bruce Dalziel Chief Financial Officer

Dated: November 14, 2003